                                  EXHIBIT 99.4

                           NATIONAL AUTO CREDIT, INC.

            CODE OF BUSINESS CONDUCT, ETHICS AND CORPORATE GOVERNANCE

INTRODUCTION

This Code of Business Conduct, Ethics and Corporate Governance (this "Code" or
"Code of Business Conduct") of National Auto Credit, Inc. ("NAC" or the
"Company") embodies such rules regarding individual and peer responsibilities, as well as responsibilities to the employees, business partners, shareholders, the public and other stakeholders, and covers the following subject matters:

     l.   Prohibitions on conflicts of interest (including the protection of corporate opportunities)

     2.   Protections for our confidential and proprietary information and that of our business partners

     3.   Fair treatment for our employees and business partners

     4.   Protection and proper use of company assets

     5.   Compliance with laws, rules and regulations (including insider trading laws)

     6.   Encouragement of the reporting of any unlawful or unethical behavior

This Code contains the following sections:

Overview of Business Ethics

Business Ethics

Conflicts of Interest

Special Ethics Obligations For Employees With Financial Reporting
Responsibilities

Insider Trading

Political Contributions

OVERVIEW OF BUSINESS ETHICS

The collection of policies and guidelines established in this Code applies to all NAC employees and board members. We believe that long-term, trusting business relationships are built by being honest, open and fair. We promise to uphold the highest professional standards in all business operations. We also expect that those with whom we do business will adhere to NAC's Code of Business
Conduct standards.

Outstanding employees are key to NAC's success. Everyone is part of the Company team, and each of us deserves to be treated with dignity and respect. In addition, every employee is

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responsible for his/her own conduct. No one has the authority to make another employee violate NAC's Code of Business Conduct, and any attempt to direct or otherwise influence someone else to commit a violation is unacceptable.

Managers, in particular, set an example for other employees and are often responsible for directing the actions of others. NAC requires all employees, including managers, to know and understand the Code of Business Conduct, as it applies personally to the employee or manager and to those under his/her supervision.

The fundamental principle that underlies the way we do business at NAC is good judgment. An understanding of our legal and ethical parameters enhances that judgment. NAC has a responsibility to pay constant attention to all legal boundaries and to comply with all applicable laws and regulations in all of its operations. For everyone at NAC, this means following the spirit of the law and doing the right, ethical thing even when the law is not specific.

This Code outlines the broad principles of legal and ethical business conduct embraced by NAC. It is not a complete list of legal or ethical questions an employee might face in the course of business, and therefore, this code must be applied using commonsense and good judgment.

Although we realize that no two situations are alike, we aim for consistency and balance when encountering any ethical issues. It is essential that we all keep an eye out for possible infringements of NAC's business ethics-- whether these infringements occur in dealings with the government or the private sector, and whether they occur because of oversight or intention. NAC employees who have questions regarding business conduct or possible violations should contact the
Audit Committee of the Board of Directors of the Company (the "Audit
Committee"). The Company will not tolerate retaliation for reports made in good faith.

BUSINESS ETHICS

It is essential that we all keep an eye out for possible infringements of NAC's business ethics-- whether these infringements occur in dealings with the government or the private sector, and whether they occur because of oversight or intention. NAC employees who have knowledge of possible violations should notify the Audit Committee for financial matters. To assist employees in the day-to-day protection of our business ethics, we've compiled a list of some areas where breaches may occur:

     1.   Improper or excessive payments of any of the following:

          a.   Consulting fees - Director & officer payments

          b.   Agents' fees - Real estate commissions

          c.   Miscellaneous expenses - Legal fees

          d.   Nondeductible expenses - Employee loans

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          e.   Commissions - Other professional fees

          f.   Expense reports - Employee bonuses or compensation agreements

     2.   Questionable payments to agents, consultants, or professionals whose backgrounds have not been adequately investigated, who do not have signed contracts or letters of engagement, or whose association with
          NAC could be embarrassing if exposed.

     3.   Payroll-related expenditures, bonuses, awards, and non-cash gifts given to or by NAC employees without proper approval and adequate documentation.

     4.   Payments made in cash or checks drawn to Cash or Bearer or bank accounts/property titles not in NAC's name or the name of an NAC subsidiary.

     5.   Transfers to or deposits in the bank account of an individual, rather than in the account of the company with which we are doing business.

     6.   Payments made, for any purpose other than that described in supporting documents.

     7.   Any large, abnormal, unexplained, or individually approved contracts, or expenditures made without review of supporting documentation.

     8.   Unusual transactions occurring with nonfunctional, inactive, or shell subsidiaries or undisclosed or' unrecorded assets or liabilities.

     9.   Use of unethical or questionable means to obtain information, including information about competitors.

     10.  An employment, consulting or business relationship between an NAC employee and another company, especially in the same or related business.

     11.  Frequent trading (buying and selling over short intervals) in NAC stock or the stock of a company with which we do business.

These are examples of possible infringements that NAC employees need to avoid.
Employees should feel free to discuss any concerns about this policy with their manager.

CONFLICTS OF INTEREST

Employees are expected to make or participate in business decisions and actions in the course of their employment with NAC based on the best interests of the
Company as a whole, and not based on personal relationships or benefits.
Conflicts of interest can compromise employees' business ethics. Employees are expected to apply sound judgment to avoid conflicts of interest that could negatively affect NAC or its business. At NAC, a conflict of interest is any activity that is inconsistent with or opposed to NAC's interests, or gives the appearance of impropriety.

Employees should avoid any relationship that would cause a conflict of interest with their duties and responsibilities at NAC. Employees are expected to disclose to us any situations that may involve inappropriate or improper conflicts of interests affecting them personally or affecting other employees or those with whom we do business. Waivers of conflicts of interest involving

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executive officers require the approval of the Board of Directors of NAC (the
"Board of Directors" or "Board") or an appropriate committee thereof.

Members of the Board ("Directors") have a special responsibility because they may have substantial other responsibilities. To avoid conflicts of interest,
Directors are expected to disclose to their fellow Directors any personal or other interests they may have in a transaction upon which the Board passes and to recuse themselves from participation in any decision in which there is a conflict between their personal or other interests and the interest of NAC.

Set forth below is specific guidance for some areas of potential conflict of interest that require special attention. It is not possible to list all conflicts of interest. These are examples of the types of conflicts of interest that NAC employees are expected to avoid. Ultimately, it is the responsibility of each individual to avoid any situation that could appear to be a conflict of interest. Employees are urged to discuss any potential conflicts of interest with their manager.

INTEREST IN OTHER BUSINESSES: NAC employees and members of their immediate families must avoid any direct or indirect financial relationship with other businesses that could cause divided loyalty. NAC employees must receive written permission from the Audit Committee before beginning any employment, business, or consulting relationship with another company. This does not mean that family members are precluded from being employed by one of NAC's business partners.
However, NAC employees must avoid conducting NAC business with members of their families or others with whom they have a significant personal relationship unless they have prior written permission from the Company's Chief Executive
Officer (the "CEO"), or if involving the CEO, from the Chairman of the Audit
Committee.

OUTSIDE DIRECTORSHIPS: In certain instances NAC may approve an employee's membership in another company's board of directors. Employees who serve on outside boards of a for-profit organization are required, prior to acceptance, to obtain written approval from the CEO or the Board. Any outside directorships held at the time of adoption of this Code are deemed approved by the Board of
Directors. As a rule, employees may not accept a position as an outside director of any current or likely competitor of NAC.

If the Board approves an outside directorship for a given employee, such employee may keep compensation earned from that directorship unless the terms of the Board's approval state otherwise. Unless specifically approved, employees may not receive any form of compensation (including stock options, IPO stock or cash) for service on a board of directors of a company if the service is at the request of the company or in connection with NAC's investment in, or a significant relationship exists with, that company and the directorship is as a consequence or in connection with that relationship. Any company that is a lessee, mortgagor and/or financing source of NAC has a "relationship" with NAC.
When membership on a board of directors is other than at NAC's request, and even if no compensation is received, a potential for conflict of interest exists, and therefore the NAC employee is expected to recuse himself or herself from any involvement in NAC's relationship with that company. It is therefore important that NAC employees recognize that their membership of another company's board of directors should be an opportunity to provide expertise and to broaden their own experience, but they should not be put in a position where the other company expects to use the person's board membership as a way to get access to or influence NAC decisions.

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NAC may at any time rescind prior approvals in order to avoid a conflict or appearance of a conflict of interest for any reason deemed to be in the best interests of the Company. In addition, NAC will periodically conduct an inquiry of employees to determine the status of their membership on outside boards.

PROPER PAYMENTS: All NAC employees should pay for and receive only that which is proper. NAC employees should not make payments or promises to influence another's acts or decisions, and NAC employees must not give gifts beyond those extended in normal business. NAC employees must observe all government restrictions on gifts and entertainment. Employees will not receive payments of any kind from NAC's business partners.

SUPERVISORY RELATIONSHIPS WITH FAMILY MEMBERS: Supervisory relationships with family members present special workplace problems, including a conflict of interest, or at least the appearance of conflict, in various personnel decisions that a supervisor makes. Accordingly, NAC employees must avoid a direct reporting relationship with any member of their family or others with whom they have a significant relationship. If such a relationship exists or occurs, the employee must report it in writing to the Board of Directors.

SPECIAL ETHICS OBLIGATIONS FOR EMPLOYEES WITH FINANCIAL REPORTING
RESPONSIBILITIES

As a public company it is of critical importance that NAC's filings with the
Securities and Exchange Commission be accurate and timely. Depending on their position with NAC, employees may be called upon to provide information to assure that the Company's public reports are complete, fair and understandable. NAC expects all of its personnel to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Company's public disclosure requirements.

The financial officers of the Company bear a special responsibility for promoting integrity throughout the organization, with responsibilities to stakeholders both inside and outside of NAC. The Chief Executive Officer, Chief
Financial Officer and other personnel who deal with the finances of the Company have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the Company as a whole that ensures the fair and timely reporting of NAC's financial results and condition.

Because of this special role, the Chief Executive Officer, Chief Financial
Officer and all other personnel of who deal with the finances of the Company are bound by the following Financial Officer Code of Ethics, and by accepting the
Code of Business Conduct, each agrees that he or she will:

l.   Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

2.   Provide information that is accurate, complete, objective, relevant, timely and understandable to ensure full, fair, accurate, timely, and understandable disclosure in reports and documents that NAC files with, or submits to, government agencies and in other public communications.

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3.   Comply with rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

4.   Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

5.   Respect the confidentiality of information acquired in the course of one's work except when authorized or otherwise legally obligated to disclose.
     Confidential information acquired in the course of one's work will not be used for personal advantage.

6.   Share knowledge and maintain skills important and relevant to stakeholders'
     needs.

7.   Proactively promote and be an example of ethical behavior as a responsible partner among peers, in the work environment and the community.

8.   Achieve responsible use of and control over all assets and resources employed or entrusted.

9.   Promptly report to the Chairman of the Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provision of the Code of Business Conduct, including any transaction or relationship that reasonably could be expected to give rise to such a conflict.

10.  Not directly or indirectly take any action to fraudulently influence, coerce, manipulate or mislead NAC's independent public auditors for the purpose of rendering NAC's financial statements misleading.

Violations of this Financial Officer Code of Ethics, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment.
If you believe that a violation of the Financial Officer Code of Ethics has occurred, please contact the Lead Independent Director of the Board of
Directors, Mr. Henry Y. L. Toh, at 555 Madison Avenue, 29th Floor, New York, New
York 10022.

It is against NAC policy to retaliate against any employee for good faith reporting of violations of this Code.

INSIDER TRADING

EACH EMPLOYEE AND BOARD MEMBER WILL BE PROVIDED WITH A COPY OF NAC'S POLICY
STATEMENT, "SECURITIES TRADES OF COMPANY PERSONNEL", AND WILL ADHERE TO THE
PROVISIONS OF THAT POLICY STATEMENT.

If an employee has material, non-public information relating to NAC, it is NAC's policy that neither the employee, nor any person related to the employee, may buy or sell securities of NAC or engage in any other action to take advantage of, or pass on to others, that information. This policy also applies to trading in the securities of any other company, including our business partners, if employees have material, non-public information about such an entity which the employee obtained in the course of their employment by NAC.

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Transactions that may be necessary or justifiable for independent reasons, including emergency expenditures and transactions planned before the employee learned the material information are not exceptions. Even the appearance of an improper transaction must be avoided to prevent any potential risk to NAC or the individual trader. Violations of insider trading laws may be punishable by fines and/or imprisonment.

Besides the obligation to refrain from trading while in possession of material, non-public information, employees are also prohibited from "tipping" others. The concept of unlawful tipping includes passing on information to friends or family members under circumstances that suggest that employees were trying to help them make a profit or avoid a loss. Besides being considered a form of insider trading, of course, tipping is also a serious breach of corporate confidentiality. For this reason, employees should be careful to avoid discussing sensitive information in any place (for instance, at lunch, on public transportation, in elevators) where others may hear such information.

NAC has a Policy Statement regarding Securities Trades of Company Personnel and all personnel and Board Members are required to comply with this policy.

POLITICAL CONTRIBUTIONS

No NAC assets-- including employees' work time, use of NAC premises, use of NAC equipment, or direct monetary payments-- may be contributed to any political candidate, political actions committees (also known as "PACs"), party, or ballot measure without the permission of the CEO or Board of Directors. Of course, NAC employees may participate in any political activities of their choice on an individual basis, with their own money and on their own time.

Adopted November 3, 2005

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